Exhibit 1.01

Hill-Rom Holdings, Inc.
Conflict Minerals Report
For The Year Ended December 31, 2013

This report for the year ended December 31, 2013 is presented to comply with Section 13(p) of the Securities Exchange Act of 1934 and Rule 13p-1 (the Rule) and Form SD thereunder.  The Rule was adopted by the Securities and Exchange Commission (SEC) to implement reporting and disclosure requirements related to conflict minerals as directed by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (Dodd-Frank Act). The Rule imposes certain reporting obligations on SEC registrants whose manufactured products contain conflict minerals which are necessary to the functionality or production of their products. Conflict minerals are defined as cassiterite, columbite-tantalite, gold, wolframite, and their derivatives, which are limited to tin, tantalum and tungsten (together with gold 3TG) for the purposes of this assessment. These requirements apply to registrants whatever the geographic origin of the conflict minerals and whether or not they fund armed conflict.  In accordance with the instructions to Form SD, this Conflict Minerals Report has not been audited by an independent private sector auditor.

If a registrant can establish that the conflict minerals originated from sources other than the Democratic Republic of the Congo or an adjoining country (the Covered Countries), or from recycled and scrap sources, they must submit a Form SD which describes the Reasonable Country of Origin Inquiry completed.

If a registrant has reason to believe that any of the conflict minerals in their supply chain may have originated in the Covered Countries, or if they are unable to determine the country of origin of those conflict minerals, then the issuer must exercise due diligence on the conflict minerals’ source and chain of custody and submit a Conflict Minerals Report to the SEC that includes a description of those due diligence measures.

1.	Company Overview

This report has been prepared by management of Hill-Rom Holdings, Inc. (herein referred to as “Hill-Rom” the “Company,” “we,” “us,” or “our”).  The information includes the activities of all majority-owned subsidiaries and variable interest entities that are required to be consolidated. It does not include the activities of variable interest entities that are not required to be consolidated.

We are a leading worldwide manufacturer and provider of medical technologies and related services for the health care industry, including patient care systems, safe mobility and handling solutions, non-invasive therapeutic products for a variety of acute and chronic medical conditions, medical equipment rentals, surgical products and information technology solutions. Our comprehensive product and service offerings are used by health care providers across the health care continuum and around the world in hospitals, extended care facilities and home care settings, to enhance the safety and quality of patient care.

For more information about our company and company detail description please refer to our website at http://www.hill-rom.com.

2.	Products and Raw Materials Overview

Products

Hill-Rom’s product lines are classified in the following categories:

Patient Care Systems. Our innovative patient care systems include a variety of bed systems, along with integrated and non-integrated therapeutic bed surfaces, that are rented and sold, as well as mobility solutions (such as lifts and other devices used to safely move patients).

Non-Invasive Therapeutic Products. We rent and sell non-invasive therapeutic products and surfaces designed for the prevention and treatment of a variety of acute and chronic medical conditions, including pulmonary, wound and bariatric conditions.

Medical Equipment Management. We provide rentals and health care provider asset management services for a wide variety of moveable medical equipment, also known as MME, such as ventilators, defibrillators, intravenous pumps and patient monitoring equipment.

Patient Environment Solutions. These products include architectural products (such as headwalls and power columns) and health care furniture.

Health Information Technology Solutions. We also develop and market a variety of communications technologies and software solutions.

Surgical Products. We offer a range of positioning devices for use in shoulder, hip, spinal and lithotomy surgeries as well as platform-neutral positioning accessories for nearly every model of operating room table.  In addition, we offer operating room disposable products such as scalpel and blade and handle systems, disposable scalpels, skin markers and other disposable products.

3.	Supply Chain Overview

In order to manage the scope of this task, Hill-Rom relies upon our suppliers  to provide information on the origin of the 3TG contained in components and materials supplied to us, including sources of 3TG  that are supplied to them from sub-tier suppliers.

We have conducted supplier training sessions designed to educate our supplier and supply chain partners regarding the relevant, emerging SEC requirements and Hill-Rom’s due diligence expectations.  As part of this education, we communicated the expectation to our suppliers that they are to provide the 3TG sourcing information to us per our conflict minerals policy.  Following our supplier training session, we sent our suppliers email communication requesting self-declaration and identification of the origin of any minerals included in the product(s) provided to Hill-Rom.

In addition, Hill-Rom has actively engaged in performing a comprehensive analysis of our product components, and the role that suppliers play throughout our manufacturing and product delivery processes.  We defined our supply chain conflict minerals due diligence scope of work by including active suppliers that provide components and manufacturing activities that are likely to contain 3TG. We adopted CFSI’s standard Conflict Minerals reporting templates, and launched our conflict minerals due diligence communication survey to all 526 suppliers of these defined components and manufacturing supplies from 2013.

4.	Reasonable Country of Origin Inquiry (RCOI) and RCOI conclusion:

We conducted an analysis of our products and found that tin, tantalum, tungsten, and gold (3TG), can be found in Hill-Rom’s product categories.  Therefore, the products that we manufacture are subject to the reporting obligations of Rule 13p-1.

Despite having conducted a good faith reasonable country of origin inquiry, Hill-Rom has been unable to determine the origin of all of the 3TG within our instruments and array of products.

Due to the vast array of Hill-Rom’s products and the size and complexity of our supply chain, it will take time for many suppliers to verify the origin of any conflict minerals.  Using our supply chain due diligence processes, driving accountability within the supply chain by leveraging the industry standard CFSI/CFS program, and continuing our outreach efforts, we hope to further develop transparency into our supply chain.

5.	Hill-Rom’s Conflict Minerals Due Diligence Program

5.1.	Purpose:
As part of this due diligence program, Hill-Rom implemented a conflict minerals policy to ensure that we conduct all of our operations and activities in compliance with the conflict minerals legislation.  The purpose of this policy is to outline the actions that need to be taken by Hill-Rom to ensure continued compliance with this policy.

5.2.	Scope:
This policy is applicable to all suppliers of components that are used in the manufacturing of all Hill-Rom products.

5.3.	Due Diligence Program Details:
5.3.1.	The following actions were implemented in accordance with Hill-Rom’s conflict minerals policy:

5.3.1.1.	A list of all suppliers who provide components that are used in the manufacturing of all Hill-Rom products was compiled by Hill-Rom’s Sourcing Department.
5.3.1.2.	The supplier list was stratified by the commodity type provided by each given supplier.
5.3.1.3.	Commodity types for which there is no risk of the use of conflict minerals were excluded from the supplier list.
5.3.1.4.	Hill-Rom actively surveyed the remaining suppliers to obtain self-declarations identifying the origin of any minerals, where applicable, included in the product(s) provided to Hill-Rom.
5.3.1.5.
This active survey was implemented in one of two ways: Hill-Rom either contracted with a third party to conduct this data collection on behalf of Hill-Rom, or otherwise Hill-Rom conducted this data collection on its own.

5.3.1.6.	Any third party contractor that conducted this data collection utilized processes and systems agreed upon with Hill-Rom.
5.3.1.7.	All data collected by the third party contractor was accessible to Hill-Rom.
5.3.1.8.	Hill-Rom used all reasonable means to contact and obtain self-declarations from all applicable suppliers. Emphasis was placed on suppliers with whom Hill-Rom has the highest spend.

5.4.	Design of Our Due Diligence Program
Our due diligence processes, as described above, have been developed in conjunction with the 2nd edition of The Organization for Economic Cooperation and Development (OECD) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas (OECD Guidance) and the related Supplements for gold and for tin, tantalum and tungsten.  Hill-Rom designed our due diligence program, management and measures to conform in all material respects with the framework OECD Guidance.  Hill-Rom has also had an independent review of this process conducted, which has verified its applicability and quality for accomplishing a RCOI.

Our conflict minerals due diligence process includes: the development of a Conflict Minerals Policy, management and governance structures with cross functional team members and executives, communication and supplier engagement, due diligence compliance process and measurement, record keeping, and escalation procedures.

5.5.	Management Systems
As described above, Hill-Rom has adopted a company policy which is posted on our intranet as part of our Corporate Policies and Procedures.

5.6.	Documentation

We conducted a survey of our active suppliers using the template developed jointly by the companies of Electronic Industry Citizenship Coalition® (EICC®) and The Global e-Sustainability Initiative (GeSI), known as the CFSI Reporting Template (the Template). The Template was developed to facilitate disclosure and communication of information regarding smelters that provide material to a company’s supply chain. It includes questions regarding a company’s conflict-free policy, engagement with its direct suppliers, and a listing of the smelters the company and its suppliers use. In addition, the template contains questions about the origin of conflict minerals included in their products, as well as supplier due diligence. Written instructions and recorded training illustrating the use of the tool is available on CFSI’s website (http://www.conflictfreesourcing.org/). The Template is being widely adopted by many companies in their due diligence processes related to conflict minerals.

5.7.	Internal Team
Hill-Rom has established a management system for conflict minerals. Our management system includes the development of a Conflict Minerals Task Force sponsored by the Chief Financial Officer of the Company, as well as executive-level representatives and a team of subject matter experts from relevant functions such as Finance, Legal, Sourcing and Supplier Quality. The team of subject matter experts is responsible for implementing our conflict minerals compliance strategy, as described above, and is led by a director of global supplier quality who acts as the executive conflict minerals program manager. Senior management is briefed about the results of our due diligence efforts on a regular basis.

5.8.	Supplier Engagement
With respect to the OECD requirement to strengthen engagement with suppliers, we engaged a third party data collection and software vendor, Foresite Compliance Cloud, Inc., to conduct outreach, train, and in some cases, archive the received supplier responses associated with our RCOI.  Feedback from this engagement has allowed us to render the conclusions and statement annotated in this report.

5.9.	Maintain records

As part of our conflict minerals program, Hill-Rom has established our due diligence compliance process and set forth a documentation and record maintenance mechanism to ensure the retaining of relevant documentation in a structured electronic database.

6.	Identify and assess risk in the supply chain

Because of our size, the complexity of our products, and the depth, breadth, and constant evolution of our supply chain, it is difficult to identify sub-tier suppliers downstream from our direct suppliers.

We have identified 526 direct suppliers for our product lines who have been confirmed to be in scope of the RCOI.  Of these 526 suppliers we have received 142 responses to our request for information.  We have relied on these supplier’s responses to provide us with information about the source of conflict minerals contained in the components supplied to us. Our direct suppliers are similarly reliant upon information provided by their suppliers.

7.	Survey Responses

At the outset of our 2013/2014 RCOI, Hill-Rom elected to survey our known component and outsourced manufacturing supply chain, most likely to provide components and products to Hill-Rom with 3TG.  This consisted of 526 total suppliers.

Hill-Rom has created and maintained a database of this information.  A copy of the declared sources of material has been included as part of this filing.  The declared sources represent a summary of all available information, which has been declared by our supplier base during the course of our RCOI.

Metal	Smelter Name	Smelter Country
Gold	Heraeus Ltd Hong Kong	HONG KONG
Tin	Yunnan Chengfeng	CHINA
Tin	PT Bangka Kudai Tin	INDONESIA
Tin	Minsur	PERU
Gold	Metalor Technologies SA	SWITZERLAND
Gold	Shandong Zhaojin Gold & Silver Refinery Co. Ltd	CHINA
Gold	Allgemeine Gold- und Silberscheideanstalt A.G.	GERMANY
Gold	Metalor Technologies (Hong Kong) Ltd	HONG KONG
Tin	Liuzhou China Tin	CHINA
Tin	Yunnan Tin Company Limited	CHINA
Tin	PT Timah	INDONESIA
Tin	Malaysia Smelting Corp	MALAYSIA
Gold	Royal Canadian Mint	CANADA
Gold	Xstrata Canada Corporation	CANADA
Gold	Asahi Pretec Corp	JAPAN
Gold	Dowa	JAPAN
Gold	JX Nippon Mining & Metals Co., Ltd	JAPAN
Gold	Matsuda Sangyo Co. Ltd	JAPAN
Gold	Mitsubishi Materials Corporation	JAPAN
Gold	Sumitomo Metal Mining Co. Ltd.	JAPAN
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN

Metal	Smelter Name	Smelter Country
Gold	LS-Nikko Copper Inc	KOREA, REPUBLIC OF
Gold	Johnson Matthey Inc	UNITED STATES
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN
Tin	Metallo Chimique	BELGIUM
Tin	EM Vinto	BOLIVIA
Tin	OMSA	BOLIVIA
Tin	Mineração Taboca S.A.	BRAZIL
Tin	Gejiu Zi-Li	CHINA
Tin	PT Bangka Putra Karya	INDONESIA
Tin	PT Bukit Timah	INDONESIA
Tin	PT Koba Tin	INDONESIA
Tin	PT Refined Banka Tin	INDONESIA
Tin	PT Stanindo Inti Perkasa	INDONESIA
Tin	PT Tambang Timah	INDONESIA
Tin	Thaisarco	THAILAND
Tantalum	Plansee	AUSTRIA
Tantalum	Duoluoshan	CHINA
Tantalum	F&X	CHINA
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Tantalum	Zhuzhou Cement Carbide	CHINA
Tantalum	H.C. Starck GmbH	GERMANY
Tantalum	Global Advanced Metals	UNITED STATES
Tantalum	Kemet Blue Powder	UNITED STATES
Tungsten	Jiangxi Tungsten Industry Co Ltd	CHINA
Tungsten	Xiamen Tungsten Co Ltd	CHINA
Tungsten	Kennametal Inc.	UNITED STATES
Gold	Aida Chemical Industries Co. Ltd.	JAPAN
Tin	CNMC (Guangxi) PGMA Co. Ltd.	CHINA
Tin	Minmetals Ganzhou Tin Co. Ltd.	CHINA
Tungsten	Wolfram Bergbau und Hütten AG	AUSTRIA
Tungsten	Global Tungsten & Powders Corp	UNITED STATES
Gold	Western Australian Mint trading as The Perth Mint	AUSTRALIA
Gold	Umicore SA Business Unit Precious Metals Refining	BELGIUM
Gold	AngloGold Ashanti Mineração Ltda	BRAZIL
Gold	Umicore Brasil Ltda	BRAZIL
Gold	Johnson Matthey Limited	CANADA
Gold	Argor-Heraeus SA	SWITZERLAND
Gold	PAMP SA	SWITZERLAND
Gold	Valcambi SA	SWITZERLAND
Gold	PX Précinox SA	SWITZERLAND
Gold	Codelco	CHILE
Gold	Jiangxi Copper Company Limited	CHINA
Gold	The Refinery of Shandong Gold Mining Co. Ltd	CHINA
Gold	The Great Wall Gold and Silver Refinery of China	CHINA
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Gold	Zijin Mining Group Co. Ltd	CHINA
Gold	Aurubis AG	GERMANY

Metal	Smelter Name	Smelter Country
Gold	Heimerle + Meule GmbH	GERMANY
Gold	Heraeus Precious Metals GmbH & Co. KG	GERMANY
Gold	SEMPSA Joyeria Plateria SA	SPAIN
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA
Gold	Chimet SpA	ITALY
Gold	Japan Mint	JAPAN
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Gold	Kazzinc Ltd	KAZAKHSTAN
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN
Gold	Met-Mex Peñoles, S.A.	MEXICO
Gold	Schone Edelmetaal	NETHERLANDS
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES
Gold	FSE Novosibirsk Refinery	RUSSIAN FEDERATION
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION
Gold	JSC Uralectromed	RUSSIAN FEDERATION
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION
Gold	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastvetmet)	RUSSIAN FEDERATION
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION
Gold	OJSC Kolyma Refinery	RUSSIAN FEDERATION
Gold	L' azurde Company For Jewelry	SAUDI ARABIA
Gold	Boliden AB	SWEDEN
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY
Gold	Istanbul Gold Refinery	TURKEY
Gold	Nadir Metal Rafineri San. Ve Tic. A.Ş.	TURKEY
Gold	Solar Applied Materials Technology Corp.	TAIWAN
Gold	Materion	UNITED STATES
Gold	Metalor USA Refining Corporation	UNITED STATES
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN
Gold	Rand Refinery (Pty) Ltd	SOUTH AFRICA
Tin	Jiangxi Nanshan	CHINA
Tin	PT Artha Cipta Langgeng	INDONESIA
Tin	PT Belitung Industri Sejahtera	INDONESIA
Tin	PT Timah Nusantara	INDONESIA
Tin	Mitsubishi Materials Corporation	JAPAN
Tin	Cookson	UNITED STATES
Tantalum	RFH	CHINA
Tantalum	Mitsui Mining & Smelting	JAPAN
Tantalum	Ulba	KAZAKHSTAN
Tantalum	Solikamsk Metal Works	RUSSIAN FEDERATION
Tantalum	Exotech Inc.	UNITED STATES
Tantalum	Gannon & Scott	UNITED STATES
Tantalum	Hi-Temp	UNITED STATES
Tantalum	Telex	UNITED STATES
Tungsten	Chaozhou Xianglu Tungsten Industry Co Ltd	CHINA
Tungsten	China Minmetals Corp.	CHINA
Tungsten	Chongyi Zhangyuan Tungsten Co Ltd	CHINA

Metal	Smelter Name	Smelter Country
Tungsten	Jiangxi Rare Earth & Rare Metals Tungsten Group Corp	CHINA
Tungsten	HC Starck GmbH	GERMANY
Tungsten	Wolfram Company CJSC	RUSSIAN FEDERATION
Tin	KOVOHUTĚ PŘÍBRAM NÁSTUPNICKÁ, A.S.	CZECH REPUBLIC
Tin	SGS BOLIVIA S.A.	BOLIVIA
Tin	White Solder Metalurgia	BRAZIL
Tin	Yutinic Reousrces	UNITED STATES
Tungsten	Zhuzhou Cemented Carbide Group Corp Ltd	CHINA
Gold	Sabin	UNITED STATES
Gold	So Accurate Refing Group	UNITED STATES
Gold	United Refining	UNITED STATES
Tin	CFC Cooperativa dos Fundidores de Cassiterita da Amazônia Ltda.	BRAZIL
Tin	COOPERMETAL - Cooperativa Metalúrgica de Rondônia Ltda.	BRAZIL
Tin	Funsur	BRAZIL
Tantalum	Supplier did not disclose	BRAZIL
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN
Gold	Tokuriki Honten Co. Ltd	JAPAN
Gold	Nihon Material Co. LTD	JAPAN
Gold	Asaka Riken Co Ltd	JAPAN
Gold	Kojima Chemicals Co. Ltd	JAPAN
Gold	Yokohama Metal Co Ltd	JAPAN
Gold	Chugai Mining	JAPAN
Gold	Pan Pacific Copper Co. LTD	JAPAN
Tin	Geiju Non-Ferrous Metal Processing Co. Ltd.	CHINA
Tin	CV United Smelting	INDONESIA
Tin	PT Babel Inti Perkasa	INDONESIA
Tin	PT Bangka Timah Utama Sejahtera	INDONESIA
Tin	PT Yinchendo Mining Industry	INDONESIA
Tin	PT DS Jaya Abadi	INDONESIA
Tungsten	Zhuzhou Cemented Carbide Group Co Ltd	CHINA
Tungsten	Ganzhou Grand Sea W & Mo Group Co Ltd	CHINA
Gold	Cendres & Métaux SA	SWITZERLAND
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	CHINA
Gold	Suzhou Xingrui Noble	CHINA
Gold	Central Bank of the DPR of Korea	KOREA, REPUBLIC OF
Gold	Torecom	KOREA, REPUBLIC OF
Gold	DaeryongENC	KOREA, REPUBLIC OF
Gold	Do Sung Corporation	KOREA, REPUBLIC OF
Gold	Hwasung CJ Co. Ltd	KOREA, REPUBLIC OF
Gold	Korea Metal Co. Ltd	KOREA, REPUBLIC OF
Gold	SAMWON METALS Corp.	KOREA, REPUBLIC OF
Gold	Caridad	MEXICO
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION
Gold	Ohio Precious Metals LLC.	UNITED STATES

Metal	Smelter Name	Smelter Country
Gold	Sabin Metal Corp.	UNITED STATES
Gold	United Precious Metal Refining Inc.	UNITED STATES
Tin	White Solder Metalurgia	BRAZIL
Tin	Gold Bell Group	CHINA
Tin	Huichang Jinshunda Tin Co. Ltd	CHINA
Tin	Kai Unita Trade Limited Liability Company	CHINA
Tin	Linwu Xianggui Smelter Co	CHINA
Tin	CV Duta Putra Bangka	INDONESIA
Tin	CV JusTindo	INDONESIA
Tin	CV Makmur Jaya	INDONESIA
Tin	CV Nurjanah	INDONESIA
Tin	CV Prima Timah Utama	INDONESIA
Tin	CV Serumpun Sebalai	INDONESIA
Tin	PT Alam Lestari Kencana	INDONESIA
Tin	PT Babel Surya Alam Lestari	INDONESIA
Tin	PT BilliTin Makmur Lestari	INDONESIA
Tin	PT Eunindo Usaha Mandiri	INDONESIA
Tin	PT Fang Di MulTindo	INDONESIA
Tin	PT HP Metals Indonesia	INDONESIA
Tin	PT Mitra Stania Prima	INDONESIA
Tin	PT Sariwiguna Binasentosa	INDONESIA
Tin	PT Sumber Jaya Indah	INDONESIA
Tin	PT Tinindo Inter Nusa	INDONESIA
Tin	Fenix Metals	POLAND
Tin	Novosibirsk Integrated Tin Works	RUSSIAN FEDERATION
Tantalum	LMS Brasil S.A.	BRAZIL
Tantalum	JiuJiang Tambre Co. Ltd.	CHINA
Tantalum	Conghua Tantalum and Niobium Smeltry	CHINA
Tantalum	JiuJiang JinXin Nonferrous Metals Co. Ltd.	CHINA
Tantalum	King-Tan Tantalum Industry Ltd	CHINA
Tantalum	Tantalite Resources	SOUTH AFRICA
Tungsten	Hunan Chenzhou Mining Group Co	CHINA
Tungsten	Dayu Weiliang Tungsten Co., Ltd.	CHINA
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CHINA
Tungsten	Hunan Chun-Chang Nonferrous Smelting & Concentrating Co., Ltd.	CHINA
Tungsten	Japan New Metals Co Ltd	JAPAN
Tungsten	A.L.M.T. Corp.	JAPAN
Tungsten	ATI Tungsten Materials	UNITED STATES
Tungsten	Tejing (Vietnam) Tungsten Co Ltd	VIET NAM
Tin	Balver Zinn	GERMANY
Tin	Beijing Oriental Guide Welding Materials Co., Ltd.	CHINA
Tin	Best Metals	BRAZIL
Tin	Bonoka.Beliting INDONESIA	INDONESIA
Tin	Britannia Refined Metals Ltd.	UNITED KINGDOM
Tin	Butterworth Smelter	MALAYSIA
Tin	China Hongqiao	CHINA

Metal	Smelter Name	Smelter Country
Tin	China Tin Group Co., Ltd.	CHINA
Tin	China Tin Smelter Co. Ltd.	CHINA
Tin	Cookson Alpha Metals(Shenzhen) Co. Ltd	CHINA
Tin	Corporation Berhad (MSC)	MALAYSIA
Tin	CSC Pure Technologies	RUSSIAN FEDERATION
Tin	DAE CHANG IND CO LTD	KOREA, REPUBLIC OF
Tin	Dae Kil	KOREA, REPUBLIC OF
Tin	DAECHANG Co. LTD.	KOREA, REPUBLIC OF
Tin	Dr.-Ing. Max Schloetter GmbH & Co. KG	GERMANY
Tin	DUKSAN HI-METAL	KOREA, REPUBLIC OF
Tin	Electroloy Coroperation Sdn Bhd	MALAYSIA
Tin	Electroloy Metal Pte	SINGAPORE
Tin	Electroloy Metal PTE LTD	CHINA
Tin	Feinhütte Halsbrücke GmbH	GERMANY
Tin	Fuji Metal Mining	THAILAND
Tin	Furukawa Electric	JAPAN
Tin	Gejiu Yunxi Group Corp.	CHINA
Tin	Gibbs Wire & Steel Co	UNITED STATES
Tin	Grant Manufacturing and Alloying	UNITED STATES
Tin	Guangzhou Special Copper & Electronics Material Co., LTD	CHINA
Tin	GuanXi China Tin Group Co.,LTD	CHINA
Tin	H.J. Enthoven & Sons is a division of H.J. Enthoven Ltd	UNITED KINGDOM
Tin	Hana-High Metal	MALAYSIA
Tin	Hanbaek Nonferrous Metals	KOREA, REPUBLIC OF
Tin	HEESUNG MATERIAL LTD	KOREA, REPUBLIC OF
Tin	Heraeus Materials Singapore Pte, Ltd.	SINGAPORE
Tin	Heraeus Oriental Hitec Co., Ltd.	KOREA, REPUBLIC OF
Tin	Heraeus Technology Center	HONG KONG
Tin	High-Power Surface Technology	CHINA
Tin	Hitachi Cable	JAPAN
Tin	HUA ENG WIRE&CABLE CO.,LTD	TAIWAN
Tin	Huaxi Guangxi Group	CHINA
Tin	Huichang Shun Tin Kam Industries, Ltd.	CHINA
Tin	Hyundai-Steel	KOREA, REPUBLIC OF
Tin	IBF IND Brasileira de Ferroligas Ltda	BRAZIL
Tin	IMLI	INDONESIA
Tin	Indonesia(Bangka)	INDONESIA
Tin	Indonesian State Tin Corporation	INDONESIA
Tin	ISHIKAWA METAL CO., LTD.	JAPAN
Tin	Jan Janq	TAIWAN
Tin	JAU JANQ ENTERPRISE CO., LTD.	TAIWAN
Tin	Jean Goldschmidt International	BELGIUM
Tin	JiangxiShunda Huichang Kam Tin Co., Ltd.	CHINA
Tin	Jin Tian	CHINA
Tin	Jin Zhou	CHINA
Tin	JU TAI INDUSTRIAL CO.,LTD.	CHINA
Tin	Ketabang	CHINA

Metal	Smelter Name	Smelter Country
Tin	Kewei Tin Co., Ltd	CHINA
Tin	Kihong T&G	INDONESIA
Tin	KOBA	INDONESIA
Tin	KOKI JAPAN	JAPAN
Tin	KOVOHUTĚ PŘÍBRAM NÁSTUPNICKÁ, A.S.	CZECH REPUBLIC
Tin	Kundur Smelter	INDONESIA
Tin	Kupol	RUSSIAN FEDERATION
Tin	Lai'bin China Tin Smelting Ltd.	CHINA
Tin	Levitra can, Shenzhen Electronic Technology Co., Ltd.	CHINA
Tin	LUPON ENTERPRISE CO., LTD	TAIWAN
Tin	Malaysia Smelting Corporation Berhad	MALAYSIA
Tin	MCP Heck	GERMANY
Tin	MCP Metal Specialist Inc.	UNITED STATES
Tin	MCP Mining & Chemical Products Ltd. UK	UNITED KINGDOM
Tin	Meng Neng	CHINA
Tin	Mentok Smelter	INDONESIA
Tin	Millard Wire	UNITED STATES
Tin	Ming Li Jia smelt Metal Factory	CHINA
Tin	Mitsubishi Electric Metecs Co Ltd	JAPAN
Tin	MSC	MALAYSIA
Tin	Multiple Xin Precision Metal Electroplating Factory	CHINA
Tin	Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA
Tin	Nathan Trotter	UNITED STATES
Tin	Nathan Trotter & Co INC.	PERU
Tin	NGHE TIN NON-FERROUS METAL	VIET NAM
Tin	Nihon Genma MFG Co., Ltd.	THAILAND
Tin	Nihon Kagaku Sangyo Co., Ltd	JAPAN
Tin	Ningbo Jintian copper (Group ) Company Limited	CHINA
Tin	Nippon Filler Metals Ltd	JAPAN
Tin	OM Manufacturing Phils. Inc.	PHILIPPINES
Tin	PGMA	CHINA
Tin	PL Timah Tbk	INDONESIA
Tantalum	China Shenzhen Morgan Sputtering Targets & Technology Co., Ltd.	CHINA
Tin	POONGSAN CORPORATION	KOREA, REPUBLIC OF
Tin	Posco	KOREA, REPUBLIC OF
Tin	PT Indora Ermulti	INDONESIA
Tin	PT. Supra Sukses Trinusa	INDONESIA
Tin	PT. TAMBANG TIMAH	INDONESIA
Tin	PT.DS JAYA ABADI	INDONESIA
Tin	PT.Indra Eramulti Logam Industri	INDONESIA
Tin	Pure Technology	RUSSIAN FEDERATION
Tantalum	Fujian Nanping	CHINA
Tin	QianDao Co., Ltd	CHINA
Tin	Qualitek Delta Philippines	PHILIPPINES
Tin	Rahman Hydrulic Tin Sdn Bhd	MALAYSIA
Tin	RBT	INDONESIA

Metal	Smelter Name	Smelter Country
Tin	REDRING SOLDER (M) SDN BHD	MALAYSIA
Tin	Rohm & Hass	CHINA
Tin	RST	GERMANY
Tin	Rui Da Hung	TAIWAN
Tin	Samatron	KOREA, DEMOCRATIC PEOPLE'S REPUBLIC OF
Tin	Samhwa Non-Ferrorus Metal Ind. Co. Ltd	KOREA, REPUBLIC OF
Tantalum	Jiangxi Yichun	CHINA
Tin	Samtec	UNITED STATES
Tin	SGS	BOLIVIA
Tin	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	CHINA
Tin	ShangHai YueQiang Metal Products Co., LTD	CHINA
Tin	Shao Xing Tian Long Tin Materials Co. LTD.	CHINA
Tin	Shen Mao Solder (M) Sdn. Bhd.	MALAYSIA
Tin	SHENMAO TECHNOLOGY INC	TAIWAN
Tin	SHENZHEN CHEMICALS & LIGHT INDUSTRY CO.,LTD.	CHINA
Tin	Shenzhen Keaixin Technology	CHINA
Tin	Shenzhen New Jin Spring Solder Products Co., LTD	CHINA
Tantalum	Nantong Tongjie Electrical Co., Ltd.	CHINA
Tin	Shenzhen Yi Cheng Industrial	CHINA
Tin	Sinitron, Shenmao Solder (M) Sdn. Bhd.	MALAYSIA
Tin	SMIC SENJU MALAYSIA	MALAYSIA
Tin	Soft Metals Ltd.	BRAZIL
Tin	Stretti	MALAYSIA
Tin	Taicang City Nancang Metal Meterial Co.,Ltd	CHINA
Tin	Talcang City Nankang Metal Materila Co., Ltd	CHINA
Tin	Tamura	JAPAN
Tin	TCC Steel	KOREA, REPUBLIC OF
Tin	TDK	JAPAN
Tantalum	Ethiopian Minerals Development Share Company	ETHIOPIA
Tin	TENNANT METAL PTY LTD.	AUSTRALIA
Tin	Thai Solder Industry Corp.,Ltd.	THAILAND
Tin	Thailand Smelting & Refining Co Ltd	THAILAND
Tin	TIANSHUI LONGBO BUSINESS &TRADE CO.,LTD.	CHINA
Tin	Tim Plating Gejiu	CHINA
Tin	TIMA	INDONESIA
Tin	TIMAH	INDONESIA
Tin	Tin Products Manufacturing Co. Ltd.	CHINA
Tin	Tong Ding Metal Company. Ltd.	CHINA
Tin	Traxys	FRANCE
Tantalum	Metal Do	JAPAN
Tin	Umicore Haboken	BELGIUM
Tin	Uniforce Metal Industrial Corp.	INDONESIA
Tin	Unit Metalurgi PT Timah (Persero ) Tbk	INDONESIA
Tin	Univertical International (Suzhou) Co., Ltd	CHINA
Tin	Vishay Intertechnology	CHINA
Tin	WC Heraeus Hanau	GERMANY

Metal	Smelter Name	Smelter Country
Tin	Well-Lin Enterprise Co Ltd	TAIWAN
Tin	Westmetall GmbH & Co. KG	GERMANY
Tin	Wu Xi Shi Yi Zheng Ji Xie She Bei Company	CHINA
Tin	Wuxi Lantronic Electronic Co Ltd	CHINA
Tantalum	Taki Chemical Co., Ltd.	JAPAN
Tin	Wuxi Yunxi	CHINA
Tin	XiHai	CHINA
Tin	Yifeng Tin Industry (Chenzhou) Co Ltd	CHINA
Tin	YTMM	CHINA
Tin	Yun Xi	CHINA
Tin	Yun'an Dian'xi Tin Mine	CHINA
Tin	Yunnan, China Rare Metal Materials Company	CHINA
Tin	Yuntinic Chemical GmbH	GERMANY
Tin	YunXi	CHINA
Tin	Yun'xin Non-ferrous Electroanalysis Ltd.	CHINA
Tin	Zhangzhou Macro Real Non-Ferrous Metals	CHINA
Tin	Zhangzhou Xiangcheng Hongyu Building Co., Ltd.	CHINA
Tin	ZHEJIANG HUANGYAN XINQIAN ELECTRICAL EQUIPMENT FITTINGS FACTORY	CHINA
Tin	ZhongShi	CHINA
Tin	Zi Jin Copper	CHINA
Tin	Zuhai Horyison Solder Co.,Ltd.	CHINA
Tin	Hikaru Suites Ltd.	JAPAN
Tin	China Huaxi Group Nandan	CHINA
Tin	Pro Wu Xianggui Mining Co., Ltd.	CHINA
Tantalum	NTET, Thailand	THAILAND
Tin	Yunnan Metallurgical Group Co., Ltd.	CHINA
Tin	Yunnan Tin Group	CHINA
Tin	Ami Bridge Enterprise Co., Ltd.	TAIWAN
Tin	China Tin Lai Ben Smelter Co., Ltd.	CHINA
Tin	Xia Yi Metal Industries (Shares) Ltd.	TAIWAN
Tin	Suzhou Co. Ltd.	CHINA
Tin	Full Armor Industries (Shares) Ltd.	TAIWAN
Tin	Senju Metal Industries Co., Ltd.	JAPAN
Tin	High-Tech Co., Ltd. Taiwan	TAIWAN
Tin	Zong Yang Industrial Co., Ltd.	TAIWAN
Tin	Increasingly and Chemical Co. (Suzhou) Ltd.	CHINA
Tin	SUN SURFACE TECHNOLOGY CO.,LTD	CHINA
Tin	China Tin Smelting Co.	CHINA
Tin	Matsuo Nn Da Ltd.	JAPAN
Tin	Matsushima Metal Corporation	JAPAN
Tungsten	North American Tungsten	CANADA
Tungsten	Beijing Zenith Materials	CHINA
Tungsten	Buffalo Tungsten	CHINA
Tungsten	ChangChun Up-Optech	CHINA
Tungsten	Alluter Technology (Shenzhen) Co., Ltd.	CHINA
Tungsten	China National Non-Ferrous	CHINA

Metal	Smelter Name	Smelter Country
Tungsten	Ganzhou Hongfei Tungsten & Molybdenum Materials Co., Ltd.	CHINA
Tungsten	Golden Egret	CHINA
Tungsten	Kanto Denka Kogyo Co., Ltd.	CHINA
Tungsten	NingHua XingLuoKeng TungSten Mining CO.,LID	CHINA
Tungsten	Sincemat Co, Ltd	CHINA
Tungsten	Sumitomo	CHINA
Tungsten	Taiyo Nippon Sanso Trading (Shanghai) Co., LTD	CHINA
Tungsten	Xianglu Tungsten Industry Co., Ltd.	CHINA
Tungsten	Zhangyuan Tungsten Co Ltd	CHINA
Tungsten	MSC (wei te)	INDONESIA
Tungsten	Aida Chemical Industries Co.,Ltd.	JAPAN
Tungsten	Axis Material Limited	JAPAN
Tungsten	Central Glass / Japan	JAPAN
Tungsten	Hitachi Ltd.	JAPAN
Tungsten	Izawa Metal Co., Ltd	JAPAN
Gold	ANZ Banking	AUSTRALIA
Tungsten	Jada Electronic limited (JX Nippon Mining&Matel Co., Ltd)	JAPAN
Tungsten	KYORITSU GOKIN CO., LTD.	JAPAN
Tungsten	Nippon Micrometal Corp	JAPAN
Tungsten	NIPPON TUNGSTEN CO., LTD.	JAPAN
Tungsten	Saganoseki Smelter & Refinery	JAPAN
Tungsten	Sendi (Japan): Kyocera Corporation	JAPAN
Tungsten	Sunaga Tungsten	JAPAN
Tungsten	Tamano Smelter, Hibi Kyodo Smelting Co., Ltd	JAPAN
Tungsten	Tosoh	JAPAN
Tungsten	ULVAC, Inc.	JAPAN
Tungsten	Degutea	KOREA, REPUBLIC OF
Tungsten	Taegutec	KOREA, REPUBLIC OF
Tungsten	COOKSON SEMPSA	SPAIN
Tungsten	Allied Material Corp	TAIWAN
Tungsten	Alta Group	UNITED STATES
Tungsten	Altlantic Metals	UNITED STATES
Tungsten	Bruweiler Precise Sales Co.	UNITED STATES
Tungsten	CWB Materials	UNITED STATES
Tungsten	IES Technical Sales	UNITED STATES
Tungsten	Meterion Advanced Materials Thin Film Products	UNITED STATES
Tungsten	Micro 100	UNITED STATES
Tungsten	Midwest Tungsten Wire Co.	UNITED STATES
Tungsten	Praxair	UNITED STATES
Tungsten	Sandvik	UNITED STATES
Tungsten	Sylham	UNITED STATES
Tungsten	Triumph Northwest	UNITED STATES
Tungsten	Voss Metals Company, Inc.	UNITED STATES
Tungsten	Wort Wayne Wire Die	UNITED STATES
Gold	Heesung Metal Ltd	AUSTRALIA
Gold	Williams Gold Refining Company	CANADA

Metal	Smelter Name	Smelter Country
Gold	Acade Noble Metal (Zhao Yuan) Corporation	CHINA
Gold	Changzhou Chemical Research Institute Co. Ltd.	CHINA
Gold	China Sino-Platinum Metals Co., Ltd	CHINA
Gold	China Gold	CHINA
Gold	Chinese Government	CHINA
Gold	Dong'guan Dong wu Violent-toxic Chemical Products Co., Ltd.	CHINA
Gold	Dongguan Dongxu Metal Surface Hanlde Co Ltd	CHINA
Gold	Dongguanshi Sutande Dianzi Cailiao Youxiangongsi	CHINA
Gold	DUOXIN	CHINA
Gold	ECHEMEMI ENTERPRISE CORP.(FUTURES EXCHANGE)	CHINA
Gold	Gansu-based Baiyin Nonferrous Metals Corporation (BNMC)	CHINA
Gold	Gold Mining in Shandong (Laizhou) Limited Company	CHINA
Gold	Government (Police Dept.)	CHINA
Gold	Guangdong MingFa Precious Metal Co., Ltd	CHINA
Gold	Henan San Men Xia	CHINA
Gold	Henan Sanmenxia Lingbao Jinyuan Mining Co., Ltd.	CHINA
Gold	Henan Zhongyuan Gold Melter	CHINA
Gold	Heraeus Zhaoyuan Precious Metal Materials Co., Ltd.	CHINA
Gold	Jie Sheng	CHINA
Gold	Jin Dong Heng	CHINA
Gold	Jin Jinyin Refining Company Limited	CHINA
Gold	JinBao Electronic Co., Ltd.	CHINA
Gold	Jinfeng Gold Mine Smelter	CHINA
Gold	Jinlong Copper Co., Ltd.	CHINA
Gold	Johnson Matthey HongKong Ltd.	CHINA
Gold	Kanfort Industrial (Yantai) Co. Ltd.	CHINA
Gold	Kunshan Jinli Chemical Industry Reagents Co., Ltd.	CHINA
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA
Gold	Mitsui & Co. Precious Metals Inc. Hong Kong Branch	CHINA
Gold	Sanmenxia Hang Seng Science and Technology, Research and Development Co., LTD	CHINA
Gold	Shangdong Zhaoyuanzhaojin Company	CHINA
Gold	Shen Zhen Thousand Island Ltd.	CHINA
Gold	Shenzhen Fujun Material Technology Co., Ltd	CHINA
Gold	Shenzhen Heng Zhong Industry Co., Ltd.	CHINA
Gold	SHENZHEN TIANCHENG CHEMICAL CO LTD	CHINA
Gold	ShenZhen Urban Public Bureau of China	CHINA
Gold	SKE (China): Shanghai Kyocera Electronics CO. LTD.	CHINA
Gold	Soochow University's	CHINA
Gold	TAIZHOU CHANGSANJIAO CO.,LTD	CHINA
Gold	TongLing Nonferrous Metals Group Holdings Co., Ltd	CHINA
Gold	Wuxi Middle Treasure Materials	CHINA
Gold	Wuxi Middle Treasures Materials	CHINA
Gold	Yantai Zhaojin Kanfort Precious Metals Co., Ltd.	CHINA
Gold	Zhe Jiang Guang Yuan Noble Metal Smelting Factory	CHINA

Metal	Smelter Name	Smelter Country
Gold	Zhongshan Public Security Bureau, Guangdong Province, China	CHINA
Gold	Gong An Ju	CHINA
Gold	Shandong Zhaojin Group Co., Ltd.	CHINA
Gold	Gold and Siver Refining Strokes Ltd.	CHINA
Gold	Heraeus Zhaoyuan (Changshu) Electronic Material Co., Ltd.	CHINA
Gold	LINXENS	FRANCE
Gold	Doduco	GERMANY
Gold	ESG Edelmetallservice GmbH & Co. KG	GERMANY
Gold	Umicore Galvanotechnik GmbH	GERMANY
Gold	Cheong Hing	HONG KONG
Gold	Kee Shing	HONG KONG
Gold	Scotia Mocatta	HONG KONG
Gold	Standard Bank	HONG KONG
Gold	Uniforce Metal Industrial Corp.	HONG KONG
Gold	Strain DS Force Shop	JAPAN
Gold	ECO-SYSTEM RECYCLING CO., LTD.	JAPAN
Gold	Harima Smelter	JAPAN
Gold	Japan Pure Chemical	JAPAN
Gold	KYOCERA	JAPAN
Gold	LBMA	JAPAN
Gold	Mitsui & Co Precious Metals Inc	JAPAN
Gold	Morigin Company	JAPAN
Gold	N.E.Chemcat Corporation	JAPAN
Gold	Niihama Nickel Refinery	JAPAN
Gold	Nippon Mining & Metals	JAPAN
Gold	Senju Metal Industry Co Ltd	JAPAN
Gold	SHINKO ELECTRIC INDUSTRIES CO., LTD.	JAPAN
Gold	Sojitz	JAPAN
Gold	YAMAMOTO PRECIOUS METAL CO., LTD.	JAPAN
Gold	Sen Silver	JAPAN
Gold	Dosung metal	KOREA, REPUBLIC OF
Gold	Heesung Catalysts Corp.	KOREA, REPUBLIC OF
Gold	Heesung Metal	KOREA, REPUBLIC OF
Gold	MK electron	KOREA, REPUBLIC OF
Gold	Samduck Precious Metals	KOREA, REPUBLIC OF
Gold	Sewon Korea	KOREA, REPUBLIC OF
Gold	Yoo Chang Metal	KOREA, REPUBLIC OF
Gold	La Caridad	MEXICO
Gold	Rohm & Haas Elec. Mat'ls	SINGAPORE
Gold	Cooson Sempsa	SPAIN
Gold	UBS AG	SWITZERLAND
Gold	Hon Hai	TAIWAN
Gold	Hon Shen Co. Ltd	TAIWAN
Gold	HonHai Precision Co., Ltd.	TAIWAN
Gold	Jia Lung Corp	TAIWAN
Gold	LONDON BULLION MARKET ASSOCIATION	UNITED KINGDOM

Metal	Smelter Name	Smelter Country
Gold	Jhonson Mattehey	UNITED STATES
Gold	LITTELFUSE	UNITED STATES
Gold	ScotiaMocatta, The Bank of Nova Scotia	UNITED STATES
Gold	UYEMURA	UNITED STATES
Gold	WILLIAMS GOLD REFINING CO INC	UNITED STATES
Tin	AcademyPreciousMetals (China) Co., Ltd	CHINA
Tin	Allgemeine Gold- und Silberscheideanstalt	GERMANY
Tin	Alpha Metals Korea Ltd.	KOREA, REPUBLIC OF
Tin	Amalgamated Metals Corporation, Ketabang	UNITED KINGDOM
Tin	Amalgament	PERU
Tin	Amalgamet	UNITED STATES
Tin	American Iron and Metal	CANADA
Tin	An Xin Xuan Xin Yue You Se Jin Shu Co. Ltd.	CHINA
Tin	Aoki Laboratories Ltd.	CHINA
Tin	Asahi Solder Technology (Wuxi) Co., Ltd.	CHINA
Tin	Atlantic Metals	UNITED STATES
Tin	Ausmelt Limited	AUSTRALIA
Tin	CV DS Jaya Abadi	INDONESIA
Tungsten	Ganzhou Huaxing Tungsten	CHINA
Tin	Taicang City Nancang Metal Meterial Co., Ltd	CHINA
Tin	Nippon Filler Metals Ltd	JAPAN
Tungsten	Ganzhou Grand Sea W and Mo Company	CHINA
Tungsten	Nanchang Cemented Carbide Limited Liability Company	CHINA
Tungsten	Zhuzhou Cemented Carbide Works Imp.& Exp. Co	CHINA
Tungsten	ZhuZhou Cemented Carbide Works Imp.& Exp. Co	CHINA
Tungsten	Hunan Chun-chang Non-Ferrous Smelting & Concentrating Co., Ltd.	CHINA
Tungsten	Ganzhou Grand Sea W&Mo Group Co., Ltd.	CHINA
Tungsten	Ganzhou Sinda W&Mo Co., Ltd	CHINA
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA